UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013

ANCESTRY.COM LLC

(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT		84604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On August 26, 2013, Ancestry.com Inc. (the “Company”), a wholly owned subsidiary of Ancestry.com LLC, announced the completion of its offering to exchange (the “Exchange Offer”) up to $300,000,000 of its outstanding 11.00% Senior Notes due 2020 (the “Outstanding Notes”) for up to $300,000,000 of its new 11.00% Senior Notes due 2020 (the “Exchange Notes” and, together with the Outstanding Notes, the “Notes”) that have been registered under the Securities Act of 1933, as amended. The Exchange Offer was conducted pursuant to the terms of the Outstanding Notes and is more fully explained in the press release attached as Exhibit 99.1 and incorporated by reference to this Item 8.01.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated August 26, 2013 by Ancestry.com Inc. reporting the completion of an exchange offer relating to its 11.00% Senior Notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC (Registrant)

Date: August 26, 2013	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description

99.1	Press release dated August 26, 2013 by Ancestry.com Inc. reporting the completion of an exchange offer relating to its 11.00% Senior Notes due 2020.